Exhibit 10.1

EIGHTH AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of September 9, 2021 is entered into among Quanta Services, Inc., a Delaware corporation (the “Company”), in its capacity as a Borrower and the Guarantor, the Australian Borrowers, the Canadian Borrower, the Lenders party hereto, Bank of America, N.A., as Administrative Agent, and, as applicable, the Swing Line Lenders party hereto and the L/C Issuers party hereto. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantor, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, entered into that certain Fourth Amended and Restated Credit Agreement dated as of December 18, 2015 (as amended, restated, amended and restated, extended, supplemented, or otherwise modified in writing from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested that the Credit Agreement be amended as set forth in Section 1 below; and

WHEREAS, the Administrative Agent, the Lenders, and, as applicable, the Swing Line Lenders and the L/C Issuers, have agreed to provide the requested amendment, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendment to Credit Agreement. The Credit Agreement is hereby amended to delete Section 8.09 in its entirety and replace it with “[Reserved.]”

2.    Conditions Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by each of the Borrowers, the Guarantor, the Required Lenders and the Administrative Agent.

3.    Payment of Expenses. The Loan Parties agree to reimburse the Administrative Agent for all reasonable costs and expenses (including the Attorney Costs of Moore & Van Allen PLLC) incurred by the Administrative Agent in connection with the development, preparation, negotiation and execution of this Agreement.

4.    Miscellaneous.

(a)    The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as affected and amended by this Agreement.

(b)    Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Credit Agreement (as amended by this Agreement). This Agreement is a Loan Document.

(c)    Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(d)    The Loan Parties hereby represent and warrant as follows:

(i)    Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement;

(ii)    This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by (A) applicable Debtor Relief Laws and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

(iii)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement, except for any filings that the Company or any of its Subsidiaries may be required to make with the Securities and Exchange Commission or pursuant to applicable stock exchange rules, which the Company expects to timely file following execution of this Agreement; and

(iv)    Immediately after giving effect to this Agreement and the transactions contemplated hereby, (A) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date (and except that the representations and warranties contained in Sections 6.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 7.01(a) and (b), respectively, of the Credit Agreement), and (B) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)    Subject to Section 11.21 of the Credit Agreement, this Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement. For the avoidance of doubt, the authorization under this Section 4(e) may include use or acceptance by the Administrative Agent and the Lenders of a manually signed paper Document which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Document converted into another format, for transmission, delivery and/or retention.

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(f)    If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g)    THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; PROVIDED, THAT, THE PARTIES HERETO SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(h)    The terms of Sections 11.15 and 11.16 of the Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of right to trial by jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:	QUANTA SERVICES, INC.,
a Delaware corporation

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Vice President – Finance and Treasurer

QSI FINANCE (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia

	By:	/s/ Gerald Albert Ducey, Jr.
	Name:	Gerald Albert Ducey, Jr.
	Title:	Director

	By:	/s/ Scot P. Fluharty
	Name:	Scot P. Fluharty
	Title:	Director

QSI FINANCE II (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia

	By:	/s/ Gerald Albert Ducey, Jr.
	Name:	Gerald Albert Ducey, Jr.
	Title:	Director

	By:	/s/ Scot P. Fluharty
	Name:	Scot P. Fluharty
	Title:	Director

QSI FINANCE X (CANADA) ULC, a British Columbia corporation

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Vice President and Treasurer

EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Anthony W. Kell
	Name:	Anthony W. Kell
	Title:	Vice President

EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ Adam Rose
	Name:	Adam Rose
	Title:	SVP

EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

BANK OF AMERICA, N.A., AUSTRALIA BRANCH,
as a Lender and Australian Swing Line Lender

By:	/s/ Ari Rubin
Name:	Ari Rubin
Title:	Vice President

EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

BANK OF AMERICA, N.A., CANADA BRANCH,
as a Lender and Canadian Swing Line Lender

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Greg Strauss
Name:	Greg Strauss
Title:	Managing Director

EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH,
as a Lender

By:	/s/ Cara Younger
Name:	Cara Younger
Title:	Executive Director

By:	/s/ Andrew Pargament
Name:	Andrew Pargament
Title:	Executive Director

EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

BANK OF MONTREAL,
as a Lender

By:	/s/ Michael Gift
Name:	Michael Gift
Title:	Managing Director

EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

BNP PARIBAS,
as a Lender

By:	/s/ Kyle Fitzpatrick
Name:	Kyle Fitzpatrick
Title:	Vice President

By:	/s/ Richard Pace
Name:	Richard Pace
Title:	Managing Director

EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

BOKF, NA (d/b/a Bank of Texas),
as a Lender

By:	/s/ Nick Jones
Name:	Nick Jones
Title:	Assistant Vice President

EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Douglas M Kennedy
Name:	Douglas M Kennedy
Title:	SVP

EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

MUFG BANK, LTD. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.),
as a Lender

By:	/s/ Meng Zhang
Name:	Meng Zhang
Title:	Vice President

EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

HSBC BANK USA, N.A.,
as a Lender

By:	/s/ Shaun R. Kleinman
Name:	Shaun R. Kleinman
Title:	Senior Vice President

EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Jonathan Bennett
Name:	Jonathan Bennett
Title:	Executive Director

EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

PNC BANK CANADA BRANCH,
as a Lender

By:	/s/ Caroline M. Stade
Name:	Caroline M. Stade
Title:	Senior Vice President

EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Ana Gayton
Name:	Ana Gayton
Title:	Assistant Vice President

EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

TRUIST BANK,
as a Lender

By:	/s/ William P. Rutkowski
Name:	William P. Rutkowski
Title:	Director

EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jonathan F. Lindvall
Name:	Jonathan F. Lindvall
Title:	Senior Vice President

EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.

ZIONS BANCORPORATION, N.A. (d/b/a Amegy Bank),
as a Lender

By:	/s/ Mario Gagetta
Name:	Mario Gagetta
Title:	Vice President

EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.